SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 12, 2002

CHEROKEE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-18640	95-4182437
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6835 Valjean Avenue
Van Nuys, California 91406
(Address of Principal Executive Offices)

(818) 908-9868
(Registrant’s telephone number, including area code)

ITEM 9.    REGULATION FD DISCLOSURE

In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Cherokee Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended August 3, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ROBERT MARGOLIS
Robert Margolis Chief Executive Officer

Dated: September 12, 2002

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Cherokee Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)  the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended August 3, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ CAROL GRATZKE
Carol Gratzke Chief Financial Officer

Dated: September 12, 2002

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INC. (registrant)

By:	/s/ CAROL GRATZKE
Carol Gratzke Chief Financial Officer

Date: September 12, 2002

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